Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
In connection with the Quarterly Report on Form 10-Q of Fidus Investment Corporation (the “Company”) for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward H. Ross, Chief Executive Officer of the Company, and I, Cary L. Schaefer, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: August 4, 2011	/s/ EDWARD H. ROSS
Edward H. Ross
Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ CARY L. SCHAEFER
Cary L. Schaefer
Chief Financial Officer (Principal Financial and Accounting Officer)